EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS THIRD QUARTER 2022 RESULTS
Gross Assets Under Management $8.1 Billion at Quarter End
Net Loss Attributable to Common Stockholders was $(10.0) Million
Adjusted EBITDA Increased 31% to $16.4 Million
Trailing 12-Month Adjusted EBITDA Through the Third Quarter was $76 Million
Adjusted Net Income Per Share Increased 33% to $1.48
DALLAS, November 2, 2022 - Ashford Inc., an alternative asset management company with a portfolio of strategic operating businesses (NYSE American: AINC) (“Ashford” or the “Company”), today reported the following results and performance measures for the third quarter ended September 30, 2022. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2022, with the third quarter ended September 30, 2021 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
STRATEGIC OVERVIEW
•High-growth, fee-based business model
•Diversified platform of multiple fee generators
•Four paths to growth:
◦Recovery of the hospitality industry;
◦Increase assets under management (AUM);
◦Growth of third-party business; and
◦Acquisition or incubation of additional businesses
•Highly-aligned management team with superior long-term track record
•Leader in asset and investment management for the real estate & hospitality sectors
FINANCIAL AND OPERATING HIGHLIGHTS
•Net loss attributable to common stockholders for the quarter was $(10.0) million, or $(3.38) per diluted share. Adjusted net income for the quarter was $11.8 million, or $1.48 per diluted share. The Adjusted net income per diluted share result reflects a 33% growth rate over the prior year quarter.
•Total revenue, excluding cost reimbursement revenue, for the quarter was $68.0 million, reflecting a 41% growth rate over the prior year quarter.
•Adjusted EBITDA for the quarter was $16.4 million, reflecting a 31% growth rate over the prior year quarter.
•Adjusted EBITDA on a trailing 12-month basis as of the end of the quarter was $75.8 million.
•At the end of the third quarter, the Company had approximately $8.1 billion of gross assets under management.
•At the end of the third quarter, the Company’s advised REITs had total net working capital of $932 million.

Ashford Reports Third Quarter Results

November 2, 2022

•As of September 30, 2022, the Company had corporate cash of approximately $29.3 million.
ASHFORD SECURITIES UPDATE
The Company formed Ashford Securities as a dedicated capital raising platform to fund investment opportunities sponsored and asset-managed by Ashford. Ashford Securities currently has three offerings in the market: a non-traded preferred equity security for Braemar Hotels & Resorts Inc. (“Braemar”) (NYSE: BHR), a non-traded preferred equity security for Ashford Hospitality Trust, Inc. (“Ashford Trust”) (NYSE: AHT), and a growth oriented private offering that will target investments in all types of commercial real estate in the state of Texas. To date, Ashford Securities has placed approximately $289 million of Braemar’s non-traded preferred stock.
Long term, the Company believes there is a substantial opportunity to grow its assets under management by offering differentiated alternative investment products through Ashford Securities to help investors further diversify their portfolios.
REMINGTON UPDATE
Remington’s high-margin, low-capex Hotel Management business continues to benefit from the recovery in the lodging industry and expand its third-party business. In the third quarter, Remington generated hotel management fee revenue of $12.9 million, Net Income Attributable to the Company of $2.4 million, and Adjusted EBITDA of $6.8 million. Third quarter Adjusted EBITDA growth was 64% over the prior year quarter.
As previously announced, during the second quarter 2022, Remington acquired privately held Chesapeake Hospitality, a premier third-party hotel management company. The strategic transaction increased the scale and scope of Remington’s hotel management business while expanding Remington’s geographic footprint to complementary Midwestern markets, including Pittsburgh, Milwaukee, Detroit, and St. Louis. Further, the acquisition added several IHG Hotels & Resorts to its portfolio, as well as the 877-key Showboat Atlantic City, which is now the largest hotel in Remington’s portfolio. The combined company is operating under the Remington brand and is focused on leveraging its enhanced scale to pursue profitable growth opportunities, including the continued expansion of hotel management to third parties.
This transaction significantly diversified Remington’s client base and grew its mix of third-party managed hotels, which currently account for approximately 38% of managed hotels. At the end of the third quarter, Remington managed 117 properties that were open and operating – 44 under third-party management agreements and 73 for Ashford, Ashford Trust and Braemar – located in 27 states and Washington, D.C. across 23 brands, including 18 independent and boutique properties.
INSPIRE UPDATE
INSPIRE provides an integrated suite of audio visual services, including show and event services, hospitality services, creative services, and design and integration, making INSPIRE a leading single-source solution for its clients’ meeting and event needs. INSPIRE has seen its hospitality business rebound very strongly over the past two quarters as both corporate and social groups have been eager to gather. It has seen a similar recovery in its show services segment. During the third quarter of 2022, INSPIRE had revenue of $26.2 million, Net Loss Attributable to the Company of $(0.2) million, and Adjusted EBITDA of $2.0 million. Third quarter revenue growth was 73% over the prior year quarter.
PREMIER UPDATE
Premier provides comprehensive and cost-effective architecture, design, development, and project management services. It also provides project oversight, coordination, planning, and execution of renovation, capital expenditure or ground-up development projects. Premier is responsible for managing and implementing substantially all capital improvements at Ashford Trust and Braemar hotels.

Ashford Reports Third Quarter Results

November 2, 2022

Additionally, it has extensive experience working with major hotel brands in renovating, converting, developing and repositioning hotels. Similar to Remington, Premier has also made a concerted effort to grow its third-party business, and to date, Premier has signed 44 third-party engagements, totaling $12.2 million in fees. In the third quarter, Premier generated $6.3 million of design and construction fee revenue, Net Income Attributable to the Company of $0.1 million, and Adjusted EBITDA of $3.3 million.
RED HOSPITALITY & LEISURE UPDATE
RED Hospitality is a leading provider of watersports activities and other travel and transportation services in the U.S. Virgin Islands (“USVI”), Puerto Rico, Florida and Turks & Caicos. RED Hospitality has continued to benefit from the resurgence in leisure travel and the desire of consumers for unique and memorable experiences. RED Hospitality has several opportunities for expansion into additional Ashford-advised and third-party hotels in the USVI, elsewhere in the Caribbean, and in U.S. coastal markets. Despite the short-term impact of Hurricanes Ian and Fiona in the third quarter, RED Hospitality generated $6.6 million of revenue, Net Income Attributable to the Company of $0.5 million, and $1.4 million of Adjusted EBITDA.
FINANCIAL RESULTS
Net loss attributable to common stockholders for the quarter totaled $(10.0) million, or $(3.38) per diluted share. Adjusted net income for the quarter was $11.8 million, or $1.48 per diluted share.
For the quarter ended September 30, 2022, base advisory fee revenue was $12.1 million. The base advisory fee revenue in the third quarter was comprised of $8.9 million from Ashford Trust and $3.3 million from Braemar.
Adjusted EBITDA for the quarter was $16.4 million, reflecting a growth rate of 31% over the prior year quarter.
CAPITAL STRUCTURE
At the end of the third quarter of 2022, the Company had approximately $8.1 billion of gross assets under management from its advised platforms. The Company had corporate cash of $29.3 million and 7.6 million fully diluted shares. The Company’s fully diluted shares include 4.1 million common shares associated with its Series D convertible preferred stock. The Company had $98.4 million of loans as of September 30, 2022, of which approximately $45,000 related to its joint venture partners’ share of such loans.

As previously announced, the Company closed on a $100 million strategic corporate financing during the second quarter 2022. The Corporate Term Loan (the “Loan”) has an initial term of five years with three, one-year extension options subject to the satisfaction of certain conditions and bears interest at a rate of LIBOR + 7.35%. At closing, the Company drew down $50 million on the Loan and has the option to draw the additional $50 million until April 2024. The Company currently has $70 million drawn on the Loan. The proceeds of the Loan were used to pay off the Company’s existing term loan and for general corporate purposes. Future proceeds will be used for general corporate purposes, including potential acquisitions.
QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS
ASHFORD TRUST HIGHLIGHTS
•Reported Adjusted EBITDAre of $82.1 million for the third quarter.
•Now has an effective registration statement and has commenced the offering for its Series J and Series K Redeemable Preferred Stock.

Ashford Reports Third Quarter Results

November 2, 2022

BRAEMAR HOTELS & RESORTS HIGHLIGHTS
•Reported Adjusted EBITDAre of $34.0 million for the third quarter.
•Third quarter RevPAR for Braemar was $288, which exceeded third quarter 2019 RevPAR by 19%.
•To date, Braemar has issued approximately $289 million of its non-traded preferred stock.
•Announced agreement to acquire the Four Seasons Resort Scottsdale at Troon North for $267.8 million.
“Ashford delivered strong third quarter results, and we remain confident that the Ashford group of companies is well-positioned to capitalize on the recovery we continue to see in the hospitality industry,” commented Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “Looking at our advised platforms, our REITs are well positioned and both continue to benefit from the strong demand trends we are seeing across the lodging industry. Braemar has the highest quality portfolio in the public markets and has been benefiting from its resort-heavy focus while its urban hotels continue to significantly ramp up as corporate transient and group demand rebound. Ashford Trust’s high-quality, geographically diverse portfolio is also benefiting from increased demand and notable rate increases in many key markets. I was also pleased to see that Ashford Trust RevPAR performance in September represents its first positive month versus 2019. Looking ahead, we believe both of our advised REITs are poised for further growth in 2022 and beyond.”
Mr. Bennett continued, “Our growth in the quarter was led by Premier, which continues to benefit from the ramp up in capital spending at our advised REITs and expansion of its third-party business. Remington and INSPIRE also continue to benefit from the strong demand trends we are seeing in the lodging industry. We remain pleased that Ashford Securities continues to accelerate the pace at which our advised platforms can raise capital, and are very excited about our first investment offering outside of the hospitality industry.” Mr. Bennett added, “Moving forward, we believe demand trends will continue to be strong and we believe the lodging industry and our advised REITs remain well-positioned for growth. Additionally, the corporate financing that we closed earlier this year gives us access to attractive capital to continue to grow our platform and consider additional strategic bolt-on acquisitions. With our talented and dedicated management team, I am excited about the future prospects for our Company.”
INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Thursday, November 3, 2022, at 1:00 p.m. ET. The number to call for this interactive teleconference is (201) 689-8263. A replay of the conference call will be available through Thursday, November 10, 2022, by dialing (412) 317-6671 and entering the confirmation number, 13732688.
The Company will also provide an online simulcast and rebroadcast of its third quarter 2022 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company’s website, www.ashfordinc.com on Thursday, November 3, 2022, beginning at 1:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Included in this press release are certain supplemental measures of performance, which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling

Ashford Reports Third Quarter Results

November 2, 2022

interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to (a) GAAP net income (loss) as an indication of our financial performance or (b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended and our Current Reports on Form 8-K.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities.  Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford is an alternative asset management company with a portfolio of strategic operating businesses that provides global asset management, investment management and related services to the real estate and hospitality sectors.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, including one or more possible recurrences of COVID-19 case surges that would cause state and local governments to reinstate travel restrictions and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to maintain compliance with NYSE American LLC continued listing standards; our ability to regain Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	September 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$44,071	$37,571
Restricted cash	37,114	34,878
Restricted investment	348	576
Accounts receivable, net	19,458	10,502
Due from affiliates	256	165
Due from Ashford Trust	4,483	2,575
Due from Braemar	9,562	1,144
Inventories	1,853	1,555
Prepaid expenses and other	5,760	9,490
Total current assets	122,905	98,456
Investments in unconsolidated entities	3,941	3,581
Property and equipment, net	81,471	83,566
Operating lease right-of-use assets	24,800	26,975
Goodwill	58,675	56,622
Intangible assets, net	233,031	244,726
Other assets, net	376	870
Total assets	$525,199	$514,796
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$47,751	$39,897
Dividends payable	26,777	34,574
Due to affiliates	236	—
Deferred income	426	2,937
Notes payable, net	5,046	6,725
Finance lease liabilities	2,441	1,065
Operating lease liabilities	3,880	3,628
Other liabilities	26,644	25,899
Total current liabilities	113,201	114,725
Deferred income	7,537	7,968
Deferred tax liability, net	28,516	32,848
Deferred compensation plan	2,759	3,326
Notes payable, net	88,961	52,669
Finance lease liabilities	41,915	43,479
Operating lease liabilities	21,041	23,477
Other liabilities	2,876	—
Total liabilities	306,806	278,492

MEZZANINE EQUITY
Series D Convertible Preferred Stock, $0.001 par value, 19,120,000 shares issued and outstanding as of September 30, 2022 and December 31, 2021	478,000	478,000
Redeemable noncontrolling interests	1,732	69
EQUITY (DEFICIT)
Common stock, 100,000,000 shares authorized, $0.001 par value, 3,182,033 and 3,072,688 shares issued and 3,115,061 and 3,023,002 shares outstanding at September 30, 2022 and December 31, 2021, respectively	3	3
Additional paid-in capital	297,069	294,395
Accumulated deficit	(557,635)	(534,999)
Accumulated other comprehensive income (loss)	(471)	(1,206)
Treasury stock, at cost, 66,972 and 49,686 shares at September 30, 2022 and December 31, 2021, respectively	(877)	(596)
Total equity (deficit) of the Company	(261,911)	(242,403)
Noncontrolling interests in consolidated entities	572	638
Total equity (deficit)	(261,339)	(241,765)
Total liabilities and equity (deficit)	$525,199	$514,796

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
REVENUE
Advisory services fees:
Base advisory fees	$12,124	$10,012	$35,637	$29,743
Other advisory revenue	131	131	389	389
Hotel management fees:
Base management fees	9,285	6,166	24,943	15,331
Incentive management fees	2,242	1,584	6,113	3,406
Other management fees	1,349	—	2,418	—
Design and construction fees	6,276	2,202	15,538	5,611
Audio visual	26,159	15,108	87,101	28,170
Other	10,391	13,104	33,902	35,899
Cost reimbursement revenue	96,651	59,879	259,979	137,417
Total revenues	164,608	108,186	466,020	255,966
EXPENSES
Salaries and benefits	19,454	12,877	51,686	43,956
Stock/unit-based compensation	1,921	910	3,591	3,650
Cost of revenues for design and construction	1,789	1,032	5,905	2,812
Cost of revenues for audio visual	19,884	11,353	61,042	22,611
Depreciation and amortization	8,096	8,056	23,740	24,454
General and administrative	8,343	7,591	25,425	18,799
Impairment	—	1,160	—	1,160
Other	5,750	4,758	16,886	13,428
Reimbursed expenses	96,576	59,822	259,665	137,154
Total operating expenses	161,813	107,559	447,940	268,024
OPERATING INCOME (LOSS)	2,795	627	18,080	(12,058)
Equity in earnings (loss) of unconsolidated entities	(147)	12	110	(160)
Interest expense	(2,966)	(1,290)	(6,781)	(3,845)
Amortization of loan costs	(219)	(78)	(524)	(209)
Interest income	76	72	195	207
Realized gain (loss) on investments	(3)	370	(74)	(3)
Other income (expense)	(22)	29	(134)	(256)
INCOME (LOSS) BEFORE INCOME TAXES	(486)	(258)	10,872	(16,324)
Income tax (expense) benefit	(617)	(98)	(5,971)	1,550
NET INCOME (LOSS)	(1,103)	(356)	4,901	(14,774)
(Income) loss from consolidated entities attributable to noncontrolling interests	272	180	830	509
Net (income) loss attributable to redeemable noncontrolling interests	(158)	13	(290)	208
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(989)	(163)	5,441	(14,057)
Preferred dividends, declared and undeclared	(9,029)	(8,762)	(27,422)	(26,001)
Amortization of preferred stock discount	—	(306)	—	(933)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(10,018)	$(9,231)	$(21,981)	$(40,991)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(3.38)	$(3.31)	$(7.59)	$(14.93)
Weighted average common shares outstanding - basic	2,960	2,785	2,895	2,746
Diluted:
Net income (loss) attributable to common stockholders	$(3.38)	$(3.64)	$(7.64)	$(14.93)
Weighted average common shares outstanding - diluted	2,960	2,982	2,960	2,746

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Net income (loss)	$(1,103)	$(356)	$4,901	$(14,774)
(Income) loss from consolidated entities attributable to noncontrolling interests	272	180	830	509
Net (income) loss attributable to redeemable noncontrolling interests	(158)	13	(290)	208
Net income (loss) attributable to the company	(989)	(163)	5,441	(14,057)
Interest expense	2,967	1,324	6,783	3,881
Amortization of loan costs	219	78	524	214
Depreciation and amortization	9,603	9,298	27,782	28,346
Income tax expense (benefit)	617	98	5,971	(1,550)
Net income (loss) attributable to unitholders redeemable noncontrolling interests	158	(13)	290	(56)
EBITDA	12,575	10,622	46,791	16,778
Deferred compensation plans	(78)	(1,611)	(567)	1,190
Stock/unit-based compensation	1,912	860	3,663	4,041
Change in contingent consideration fair value	300	—	300	22
Transaction costs	501	745	2,369	2,237
Loss on disposal of assets	58	157	822	1,323
Reimbursed software costs, net	(75)	(113)	(312)	(320)
Legal, advisory and settlement costs	300	800	1,163	1,652
Severance and executive recruiting costs	731	340	1,459	1,045
Amortization of hotel signing fees and lock subsidies	160	135	511	377
Other (gain) loss	27	(529)	156	(605)
Impairment	—	1,160	—	1,160
Adjusted EBITDA	$16,411	$12,566	$56,355	$28,900

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Net income (loss)	$(1,103)	$(356)	$4,901	$(14,774)
(Income) loss from consolidated entities attributable to noncontrolling interests	272	180	830	509
Net (income) loss attributable to redeemable noncontrolling interests	(158)	13	(290)	208
Preferred dividends, declared and undeclared	(9,029)	(8,762)	(27,422)	(26,001)
Amortization of preferred stock discount	—	(306)	—	(933)
Net income (loss) attributable to common stockholders	(10,018)	(9,231)	(21,981)	(40,991)
Amortization of loan costs	219	78	524	214
Depreciation and amortization	9,603	9,298	27,782	28,346
Net income (loss) attributable to unitholders redeemable noncontrolling interests	158	(13)	290	(56)
Preferred dividends, declared and undeclared	9,029	8,762	27,422	26,001
Amortization of preferred stock discount	—	306	—	933
Deferred compensation plans	(78)	(1,611)	(567)	1,190
Stock/unit-based compensation	1,912	860	3,663	4,041
Change in contingent consideration fair value	300	—	300	22
Transaction costs	501	745	2,369	2,237
Loss on disposal of assets	58	157	822	1,323
Non-cash interest from finance lease	160	200	487	501
Reimbursed software costs, net	(75)	(113)	(312)	(320)
Legal, advisory and settlement costs	300	800	1,163	1,652
Severance and executive recruiting costs	731	340	1,459	1,045
Amortization of hotel signing fees and lock subsidies	160	135	511	377
Other (gain) loss	27	(529)	156	(605)
Impairment	—	1,160	—	1,160
GAAP income tax expense (benefit)	617	98	5,971	(1,550)
Adjusted income tax (expense) benefit (1)	(1,825)	(3,062)	(9,593)	(3,618)
Adjusted net income available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$11,779	$8,380	$40,466	$21,902
Adjusted net income per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$1.48	$1.11	$5.24	$2.94
Weighted average diluted shares	7,932	7,570	7,729	7,448

Components of weighted average diluted shares
Common shares	2,960	2,785	2,895	2,746
Series D convertible preferred stock	4,221	4,284	4,218	4,246
Deferred compensation plan	205	197	203	198
Acquisition related shares	376	140	269	152
Restricted shares and units	170	164	144	106
Weighted average diluted shares	7,932	7,570	7,729	7,448

Reconciliation of income tax expense (benefit) to adjusted income tax (expense) benefit
GAAP income tax (expense) benefit	$(617)	$(98)	$(5,971)	$1,550
Less deferred income tax (expense) benefit	1,208	2,964	3,622	5,168
Adjusted income tax (expense) benefit (1)	$(1,825)	$(3,062)	$(9,593)	$(3,618)
(1) Income tax expense (benefit) is adjusted to exclude the effects of deferred income tax expense (benefit) because current income tax expense (benefit) (i) provides a more accurate period-over-period comparison of the ongoing operating performance of our advisory and products and services businesses, and (ii) provides more useful information to investors regarding our economic performance. See Note 16 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30, 2022				Three Months Ended September 30, 2021
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services fees:
Base advisory fees - Trust	$8,855	$—	$—	$8,855	$7,254	$—	$—	$7,254
Base advisory fees - Braemar	3,269	—	—	3,269	2,758	—	—	2,758
Other advisory revenue - Braemar	131	—	—	131	131	—	—	131
Hotel management fees:
Base management fees	—	9,285	—	9,285	—	6,166	—	6,166
Incentive management fees	—	2,242	—	2,242	—	1,584	—	1,584
Other management fees	—	1,349	—	1,349	—	—	—	—
Design and construction fees	—	6,276	—	6,276	—	2,202	—	2,202
Audio visual	—	26,159	—	26,159	—	15,108	—	15,108
Other	—	10,391	—	10,391	28	13,076	—	13,104
Cost reimbursement revenue	7,798	84,232	4,621	96,651	7,765	51,250	864	59,879
Total revenues	20,053	139,934	4,621	164,608	17,936	89,386	864	108,186
EXPENSES
Salaries and benefits	—	11,099	8,433	19,532	—	7,164	7,324	14,488
Deferred compensation plans	—	17	(95)	(78)	—	—	(1,611)	(1,611)
Stock/unit-based compensation	—	93	1,828	1,921	—	85	825	910
Cost of audio visual revenues	—	19,884	—	19,884	—	11,353	—	11,353
Cost of design and construction revenues	—	1,789	—	1,789	—	1,032	—	1,032
Depreciation and amortization	853	7,179	64	8,096	980	7,000	76	8,056
General and administrative	—	6,593	1,750	8,343	—	4,776	2,815	7,591
Impairment	—	—	—	—	—	1,160	—	1,160
Other	—	5,750	—	5,750	26	4,724	8	4,758
Reimbursed expenses	3,147	84,170	4,621	91,938	2,304	51,156	864	54,324
REIT stock/unit-based compensation	4,576	62	—	4,638	5,404	94	—	5,498
Total operating expenses	8,576	136,636	16,601	161,813	8,714	88,544	10,301	107,559
OPERATING INCOME (LOSS)	11,477	3,298	(11,980)	2,795	9,222	842	(9,437)	627
Other	—	(1,386)	(1,895)	(3,281)	—	(593)	(292)	(885)
INCOME (LOSS) BEFORE INCOME TAXES	11,477	1,912	(13,875)	(486)	9,222	249	(9,729)	(258)
Income tax (expense) benefit	(2,849)	(119)	2,351	(617)	(2,011)	(516)	2,429	(98)
NET INCOME (LOSS)	8,628	1,793	(11,524)	(1,103)	7,211	(267)	(7,300)	(356)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	272	—	272	—	180	—	180
Net (income) loss attributable to redeemable noncontrolling interests	—	—	(158)	(158)	—	—	13	13
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$8,628	$2,065	$(11,682)	$(989)	$7,211	$(87)	$(7,287)	$(163)
Interest expense	—	1,166	1,801	2,967	—	1,056	268	1,324
Amortization of loan costs	—	33	186	219	—	55	23	78
Depreciation and amortization	853	8,686	64	9,603	980	8,242	76	9,298
Income tax expense (benefit)	2,849	119	(2,351)	617	2,011	516	(2,429)	98
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	158	158	—	—	(13)	(13)
EBITDA	12,330	12,069	(11,824)	12,575	10,202	9,782	(9,362)	10,622
Deferred compensation plans	—	17	(95)	(78)	—	—	(1,611)	(1,611)
Stock/unit-based compensation	—	84	1,828	1,912	—	36	824	860
Change in contingent consideration fair value	—	300	—	300	—	—	—	—
Transaction costs	—	682	(181)	501	—	169	576	745
Loss on disposal of assets	—	58	—	58	26	131	—	157
Reimbursed software costs, net	(75)	—	—	(75)	(113)	—	—	(113)
Legal, advisory and settlement costs	—	78	222	300	—	10	790	800
Severance and executive recruiting costs	—	24	707	731	—	26	314	340
Amortization of hotel signing fees and lock subsidies	—	160	—	160	—	135	—	135
Other (gain) loss	—	27	—	27	—	(532)	3	(529)
Impairment	—	—	—	—	—	1,160	—	1,160
Adjusted EBITDA	12,255	13,499	(9,343)	16,411	10,115	10,917	(8,466)	12,566
Interest expense	—	(1,166)	(1,801)	(2,967)	—	(1,056)	(268)	(1,324)
Non-cash interest from finance lease	—	160	—	160	—	200	—	200
Adjusted income tax (expense) benefit	(3,022)	(1,817)	3,014	(1,825)	(2,200)	(1,236)	374	(3,062)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$9,233	$10,676	$(8,130)	$11,779	$7,915	$8,825	$(8,360)	$8,380
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$1.16	$1.35	$(1.02)	$1.48	$1.05	$1.17	$(1.10)	$1.11
Weighted average diluted shares	7,932	7,932	7,932	7,932	7,570	7,570	7,570	7,570
(1) The sum of the adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Nine Months Ended September 30, 2022				Nine Months Ended September 30, 2021
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services fees:
Base advisory fees - Trust	$26,202	$—	$—	$26,202	$21,762	$—	$—	$21,762
Base advisory fees - Braemar	9,435	—	—	9,435	7,981	—	—	7,981
Other advisory revenue - Braemar	389	—	—	389	389	—	—	389
Hotel management fees:
Base management fees	—	24,943	—	24,943	—	15,331	—	15,331
Incentive management fees	—	6,113	—	6,113	—	3,406	—	3,406
Other management fees	—	2,418	—	2,418	—	—	—	—
Design and construction fees	—	15,538	—	15,538	—	5,611	—	5,611
Audio visual	—	87,101	—	87,101	—	28,170	—	28,170
Other	16	33,886	—	33,902	61	35,838	—	35,899
Cost reimbursement revenue	22,626	228,919	8,434	259,979	19,556	116,100	1,761	137,417
Total revenues	58,668	398,918	8,434	466,020	49,749	204,456	1,761	255,966
EXPENSES
Salaries and benefits	—	28,785	23,468	52,253	—	19,693	23,073	42,766
Deferred compensation plans	—	53	(620)	(567)	—	—	1,190	1,190
Stock/unit-based compensation	—	270	3,321	3,591	—	443	3,207	3,650
Cost of audio visual revenues	—	61,042	—	61,042	—	22,611	—	22,611
Cost of design and construction revenues	—	5,905	—	5,905	—	2,812	—	2,812
Depreciation and amortization	2,558	20,848	334	23,740	3,053	20,960	441	24,454
General and administrative	—	18,328	7,097	25,425	—	11,680	7,119	18,799
Impairment	—	—	—	—	—	1,160	—	1,160
Other	706	16,150	30	16,886	645	12,757	26	13,428
Reimbursed expenses	9,410	228,705	8,434	246,549	5,925	115,792	1,761	123,478
REIT stock/unit-based compensation	12,902	214	—	13,116	13,368	308	—	13,676
Total operating expenses	25,576	380,300	42,064	447,940	22,991	208,216	36,817	268,024
OPERATING INCOME (LOSS)	33,092	18,618	(33,630)	18,080	26,758	(3,760)	(35,056)	(12,058)
Other	—	(3,334)	(3,874)	(7,208)	—	(3,318)	(948)	(4,266)
INCOME (LOSS) BEFORE INCOME TAXES	33,092	15,284	(37,504)	10,872	26,758	(7,078)	(36,004)	(16,324)
Income tax (expense) benefit	(8,196)	(5,695)	7,920	(5,971)	(6,144)	(991)	8,685	1,550
NET INCOME (LOSS)	24,896	9,589	(29,584)	4,901	20,614	(8,069)	(27,319)	(14,774)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	830	—	830	—	509	—	509
Net (income) loss attributable to redeemable noncontrolling interests	—	—	(290)	(290)	—	152	56	208
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$24,896	$10,419	$(29,874)	$5,441	20,614	(7,408)	(27,263)	(14,057)
Interest expense	—	3,282	3,501	6,783	—	3,047	834	3,881
Amortization of loan costs	—	135	389	524	—	116	98	214
Depreciation and amortization	2,558	24,890	334	27,782	3,053	24,852	441	28,346
Income tax expense (benefit)	8,196	5,695	(7,920)	5,971	6,144	991	(8,685)	(1,550)
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	290	290	—	—	(56)	(56)
EBITDA	35,650	44,421	(33,280)	46,791	29,811	21,598	(34,631)	16,778
Deferred compensation plans	—	53	(620)	(567)	—	—	1,190	1,190
Stock/unit-based compensation	—	342	3,321	3,663	—	750	3,291	4,041
Change in contingent consideration fair value	—	300	—	300	—	22	—	22
Transaction costs	—	1,777	592	2,369	—	541	1,696	2,237
Loss on disposal of assets	706	116	—	822	645	678	—	1,323
Reimbursed software costs, net	(312)	—	—	(312)	(320)	—	—	(320)
Legal, advisory and settlement costs	—	(6)	1,169	1,163	—	305	1,347	1,652
Severance and executive recruiting costs	—	155	1,304	1,459	—	126	919	1,045
Amortization of hotel signing fees and lock subsidies	—	511	—	511	—	377	—	377
Other (gain) loss	—	69	87	156	—	(642)	37	(605)
Impairment	—	—	—	—	—	1,160	—	1,160
Adjusted EBITDA	36,044	47,738	(27,427)	56,355	30,136	24,915	(26,151)	28,900
Interest expense	—	(3,282)	(3,501)	(6,783)	—	(3,047)	(834)	(3,881)
Non-cash interest from finance lease	—	487	—	487	—	501	—	501
Adjusted income tax (expense) benefit	(9,252)	(9,262)	8,921	(9,593)	(7,646)	(4,373)	8,401	(3,618)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$26,792	$35,681	$(22,007)	$40,466	$22,490	$17,996	$(18,584)	$21,902
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$3.47	$4.62	$(2.85)	$5.24	$3.02	$2.42	$(2.50)	$2.94
Weighted average diluted shares	7,729	7,729	7,729	7,729	7,448	7,448	7,448	7,448
(1) The sum of the adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30, 2022
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$9,285	$—	$—	$—	$—	$—	$9,285
Incentive management fees	2,242	—	—	—	—	—	2,242
Other management fees	1,349	—	—	—	—	—	1,349
Design and construction fees	—	6,276	—	—	—	—	6,276
Audio visual	—	—	26,159	—	—	—	26,159
Other	—	—	—	6,608	389	3,394	10,391
Cost reimbursement revenue	80,880	3,306	38	8	—	—	84,232
Total revenues	93,756	9,582	26,197	6,616	389	3,394	139,934
EXPENSES
Salaries and benefits	5,653	555	3,204	778	588	321	11,099
Deferred compensation plans	—	—	—	17	—	—	17
Stock/unit-based compensation	61	20	7	5	—	—	93
Cost of audio visual revenues	—	—	19,884	—	—	—	19,884
Cost of design and construction revenues	—	1,789	—	—	—	—	1,789
Depreciation and amortization	3,288	2,978	418	175	3	317	7,179
General and administrative	957	707	2,476	1,599	704	150	6,593
Other	300	—	—	3,496	70	1,884	5,750
Reimbursed expenses	80,866	3,276	20	8	—	—	84,170
REIT stock/unit-based compensation	14	30	18	—	—	—	62
Total operating expenses	91,139	9,355	26,027	6,078	1,365	2,672	136,636
OPERATING INCOME (LOSS)	2,617	227	170	538	(976)	722	3,298
Other	53	—	(459)	(206)	—	(774)	(1,386)
INCOME (LOSS) BEFORE INCOME TAXES	2,670	227	(289)	332	(976)	(52)	1,912
Income tax (expense) benefit	(256)	(112)	53	192	—	4	(119)
NET INCOME (LOSS)	2,414	115	(236)	524	(976)	(48)	1,793
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	223	49	272
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$2,414	$115	$(236)	$524	$(753)	$1	$2,065
Interest expense	—	—	345	197	—	624	1,166
Amortization of loan costs	—	—	24	9	—	—	33
Depreciation and amortization	3,288	2,978	1,679	594	3	144	8,686
Income tax expense (benefit)	256	112	(53)	(192)	—	(4)	119
EBITDA	5,958	3,205	1,759	1,132	(750)	765	12,069
Deferred compensation plans	—	—	—	17	—	—	17
Stock/unit-based compensation	52	20	7	5	—	—	84
Change in contingent consideration fair value	300	—	—	—	—	—	300
Transaction costs	445	—	11	226	—	—	682
Loss on disposal of assets	—	—	58	—	—	—	58
Legal, advisory and settlement costs	4	—	38	36	—	—	78
Severance and executive recruiting costs	16	—	—	8	—	—	24
Amortization of hotel signing fees and lock subsidies	—	—	153	—	7	—	160
Other (gain) loss	(18)	30	15	—	—	—	27
Adjusted EBITDA	6,757	3,255	2,041	1,424	(743)	765	13,499
Interest expense	—	—	(345)	(197)	—	(624)	(1,166)
Non-cash interest from finance lease	—	—	—	—	—	160	160
Adjusted income tax (expense) benefit	(1,283)	(917)	143	274	—	(34)	(1,817)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$5,474	$2,338	$1,839	$1,501	$(743)	$267	$10,676
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.69	$0.29	$0.23	$0.19	$(0.09)	$0.03	$1.35
Weighted average diluted shares	7,932	7,932	7,932	7,932	7,932	7,932	7,932
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30, 2021
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$6,166	$—	$—	$—	$—	$—	$6,166
Incentive management fees	1,584	—	—	—	—	—	1,584
Design and construction fees	—	2,202	—	—	—	—	2,202
Audio visual	—	—	15,108	—	—	—	15,108
Other	—	—	—	6,738	505	5,833	13,076
Cost reimbursement revenue	50,405	845	—	—	—	—	51,250
Total revenues	58,155	3,047	15,108	6,738	505	5,833	89,386
EXPENSES
Salaries and benefits	3,165	810	1,741	658	563	227	7,164
Stock/unit-based compensation	6	14	58	7	—	—	85
Cost of audio visual revenues	—	—	11,353	—	—	—	11,353
Cost of design and construction revenues	—	1,032	—	—	—	—	1,032
Depreciation and amortization	3,036	3,058	471	106	4	325	7,000
General and administrative	577	394	1,667	1,294	651	193	4,776
Impairment	—	—	1,160	—	—	—	1,160
Other	—	—	—	3,236	159	1,329	4,724
Reimbursed expenses	50,354	802	—	—	—	—	51,156
REIT stock/unit-based compensation	51	43	—	—	—	—	94
Total operating expenses	57,189	6,153	16,450	5,301	1,377	2,074	88,544
OPERATING INCOME (LOSS)	966	(3,106)	(1,342)	1,437	(872)	3,759	842
Other	466	—	(184)	(238)	—	(637)	(593)
INCOME (LOSS) BEFORE INCOME TAXES	1,432	(3,106)	(1,526)	1,199	(872)	3,122	249
Income tax (expense) benefit	(469)	728	350	(377)	—	(748)	(516)
NET INCOME (LOSS)	963	(2,378)	(1,176)	822	(872)	2,374	(267)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	(14)	215	(21)	180
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$963	$(2,378)	$(1,176)	$808	$(657)	$2,353	$(87)
Interest expense	—	—	257	160	—	639	1,056
Amortization of loan costs	—	—	43	12	—	—	55
Depreciation and amortization	3,036	3,058	1,716	346	4	82	8,242
Income tax expense (benefit)	469	(728)	(350)	377	—	748	516
EBITDA	4,468	(48)	490	1,703	(653)	3,822	9,782
Stock/unit-based compensation	—	14	22	—	—	—	36
Transaction costs	—	—	76	93	—	—	169
Loss on disposal of assets	—	—	131	—	—	—	131
Legal, advisory and settlement costs	—	—	10	—	—	—	10
Severance and executive recruiting costs	18	—	—	8	—	—	26
Amortization of hotel signing fees and lock subsidies	—	—	128	—	7	—	135
Other (gain) loss	(375)	—	(157)	—	—	—	(532)
Impairment	—	—	1,160	—	—	—	1,160
Adjusted EBITDA	4,111	(34)	1,860	1,804	(646)	3,822	10,917
Interest expense	—	—	(257)	(160)	—	(639)	(1,056)
Non-cash interest from finance lease	—	—	—	—	—	200	200
Adjusted income tax (expense) benefit	(1,180)	101	671	(18)	—	(810)	(1,236)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$2,931	$67	$2,274	$1,626	$(646)	$2,573	$8,825
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.39	$0.01	$0.30	$0.21	$(0.09)	$0.34	$1.17
Weighted average diluted shares	7,570	7,570	7,570	7,570	7,570	7,570	7,570
(1) Represents Pure Wellness, Lismore Capital, Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Nine Months Ended September 30, 2022
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$24,943	$—	$—	$—	$—	$—	$24,943
Incentive management fees	6,113	—	—	—	—	—	6,113
Other management fees	2,418	—	—	—	—	—	2,418
Design and construction fees	—	15,538	—	—	—	—	15,538
Audio visual	—	—	87,101	—	—	—	87,101
Other	181	—	—	20,337	1,180	12,188	33,886
Cost reimbursement revenue	221,407	7,355	134	17	4	2	228,919
Total revenues	255,062	22,893	87,235	20,354	1,184	12,190	398,918
EXPENSES
Salaries and benefits	13,920	1,545	8,557	2,114	1,901	748	28,785
Deferred compensation plans	—	—	—	53	—	—	53
Stock/unit-based compensation	161	52	44	13	—	—	270
Cost of audio visual revenues	—	—	61,042	—	—	—	61,042
Cost of design and construction revenues	—	5,905	—	—	—	—	5,905
Depreciation and amortization	9,107	8,914	1,358	501	9	959	20,848
General and administrative	2,835	2,285	6,734	3,978	1,906	590	18,328
Other	300	—	—	10,475	217	5,158	16,150
Reimbursed expenses	221,341	7,263	78	17	4	2	228,705
REIT stock/unit-based compensation	66	92	56	—	—	—	214
Total operating expenses	247,730	26,056	77,869	17,151	4,037	7,457	380,300
OPERATING INCOME (LOSS)	7,332	(3,163)	9,366	3,203	(2,853)	4,733	18,618
Other	89	—	(1,048)	(619)	4	(1,760)	(3,334)
INCOME (LOSS) BEFORE INCOME TAXES	7,421	(3,163)	8,318	2,584	(2,849)	2,973	15,284
Income tax (expense) benefit	(251)	(678)	(3,318)	(680)	—	(768)	(5,695)
NET INCOME (LOSS)	7,170	(3,841)	5,000	1,904	(2,849)	2,205	9,589
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	677	153	830
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$7,170	$(3,841)	$5,000	$1,904	$(2,172)	$2,358	$10,419
Interest expense	—	—	861	537	—	1,884	3,282
Amortization of loan costs	—	—	94	41	—	—	135
Depreciation and amortization	9,107	8,914	5,043	1,487	7	332	24,890
Income tax expense (benefit)	251	678	3,318	680	—	768	5,695
EBITDA	16,528	5,751	14,316	4,649	(2,165)	5,342	44,421
Deferred compensation plans	—	—	—	53	—	—	53
Stock/unit-based compensation	233	52	44	13	—	—	342
Change in contingent consideration fair value	300	—	—	—	—	—	300
Transaction costs	1,387	—	55	335	—	—	1,777
Loss on disposal of assets	—	—	68	—	48	—	116
Legal, advisory and settlement costs	9	—	(60)	45	—	—	(6)
Severance and executive recruiting costs	50	77	19	8	1	—	155
Amortization of hotel signing fees and lock subsidies	—	—	490	—	21	—	511
Other (gain) loss	(31)	87	13	—	—	—	69
Adjusted EBITDA	18,476	5,967	14,945	5,103	(2,095)	5,342	47,738
Interest expense	—	—	(861)	(537)	—	(1,884)	(3,282)
Non-cash interest from finance lease	—	—	—	—	—	487	487
Adjusted income tax (expense) benefit	(3,726)	(1,584)	(2,684)	(413)	—	(855)	(9,262)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$14,750	$4,383	$11,400	$4,153	$(2,095)	$3,090	$35,681
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$1.91	$0.57	$1.47	$0.54	$(0.27)	$0.40	$4.62
Weighted average diluted shares	7,729	7,729	7,729	7,729	7,729	7,729	7,729
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Nine Months Ended September 30, 2021
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$15,331	$—	$—	$—	$—	$—	$15,331
Incentive management fees	3,406	—	—	—	—	—	3,406
Design and construction fees	—	5,611	—	—	—	—	5,611
Audio visual	—	—	28,170	—	—	—	28,170
Other	20	—	—	18,159	1,436	16,223	35,838
Cost reimbursement revenue	114,290	1,810	—	—	—	—	116,100
Total revenues	133,047	7,421	28,170	18,159	1,436	16,223	204,456
EXPENSES
Salaries and benefits	8,602	2,265	4,763	1,705	1,757	601	19,693
Stock/unit-based compensation	297	47	86	8	5	—	443
Cost of audio visual revenues	—	—	22,611	—	—	—	22,611
Cost of design and construction revenues	—	2,812	—	—	—	—	2,812
Depreciation and amortization	9,104	9,171	1,408	291	12	974	20,960
General and administrative	1,471	1,079	4,182	2,961	1,713	274	11,680
Impairment	—	—	1,160	—	—	—	1,160
Other	—	—	22	8,866	459	3,410	12,757
Reimbursed expenses	114,106	1,686	—	—	—	—	115,792
REIT stock/unit-based compensation	184	124	—	—	—	—	308
Total operating expenses	133,764	17,184	34,232	13,831	3,946	5,259	208,216
OPERATING INCOME (LOSS)	(717)	(9,763)	(6,062)	4,328	(2,510)	10,964	(3,760)
Other	73	—	(748)	(713)	(1)	(1,929)	(3,318)
INCOME (LOSS) BEFORE INCOME TAXES	(644)	(9,763)	(6,810)	3,615	(2,511)	9,035	(7,078)
Income tax (expense) benefit	(1,132)	2,048	1,427	(1,171)	—	(2,163)	(991)
NET INCOME (LOSS)	(1,776)	(7,715)	(5,383)	2,444	(2,511)	6,872	(8,069)
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	(52)	626	(65)	509
Net (income) loss attributable to redeemable noncontrolling interests	—	—	—	—	152	—	152
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(1,776)	$(7,715)	$(5,383)	$2,392	$(1,733)	$6,807	$(7,408)
Interest expense	—	—	670	454	—	1,923	3,047
Amortization of loan costs	—	—	87	29	—	—	116
Depreciation and amortization	9,104	9,171	5,154	979	8	436	24,852
Income tax expense (benefit)	1,132	(2,048)	(1,427)	1,171	—	2,163	991
EBITDA	8,460	(592)	(899)	5,025	(1,725)	11,329	21,598
Stock/unit-based compensation	650	47	50	—	3	—	750
Change in contingent consideration fair value	—	—	22	—	—	—	22
Transaction costs	159	—	76	306	—	—	541
Loss on disposal of assets	—	—	704	(26)	—	—	678
Legal, advisory and settlement costs	25	—	280	—	—	—	305
Severance and executive recruiting costs	79	—	—	8	39	—	126
Amortization of hotel signing fees and lock subsidies	—	—	355	—	22	—	377
Other (gain) loss	(375)	—	(266)	—	(1)	—	(642)
Impairment	—	—	1,160	—	—	—	1,160
Adjusted EBITDA	8,998	(545)	1,482	5,313	(1,662)	11,329	24,915
Interest expense	—	—	(670)	(454)	—	(1,923)	(3,047)
Non-cash interest from finance lease	—	—	—	—	—	501	501
Adjusted income tax (expense) benefit	(1,770)	(176)	531	(389)	—	(2,569)	(4,373)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$7,228	$(721)	$1,343	$4,470	$(1,662)	$7,338	$17,996
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.97	$(0.10)	$0.18	$0.60	$(0.22)	$0.99	$2.42
Weighted average diluted shares	7,448	7,448	7,448	7,448	7,448	7,448	7,448
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P.
(2) The sum of the adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	2022	2022	2022	2021	September 30, 2022
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$(1,103)	$5,325	$679	$3,956	$8,857
(Income) loss from consolidated entities attributable to noncontrolling interests	272	298	260	169	999
Net (income) loss attributable to redeemable noncontrolling interests	(158)	(141)	9	7	(283)
Net income (loss) attributable to the company	(989)	5,482	948	4,132	9,573
Interest expense	2,967	2,537	1,279	1,303	8,086
Amortization of loan costs	219	232	73	113	637
Depreciation and amortization	9,603	9,297	8,882	9,263	37,045
Income tax expense (benefit)	617	4,076	1,278	1,388	7,359
Net income (loss) attributable to unitholders redeemable noncontrolling interests	158	141	(9)	(7)	283
EBITDA	12,575	21,765	12,451	16,192	62,983
Deferred compensation plans	(78)	(600)	111	481	(86)
Stock/unit-based compensation	1,912	920	831	897	4,560
Change in contingent consideration fair value	300	—	—	—	300
Transaction costs	501	1,339	529	1,187	3,556
Loss on disposal of assets	58	10	754	272	1,094
Reimbursed software costs, net	(75)	(94)	(143)	(187)	(499)
Legal, advisory and settlement costs	300	749	112	168	1,329
Severance and executive recruiting costs	731	368	360	285	1,744
Amortization of hotel signing fees and lock subsidies	160	199	152	141	652
Other (gain) loss	27	291	(162)	52	208
Adjusted EBITDA	$16,411	$24,947	$14,995	$19,488	$75,841